MUNIYIELD
FUND, INC.




FUND LOGO




Annual Report

October 31, 1999


Officers and Directors
Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and
   Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286

NYSE Symbol
MYD


This report, including the financial information herein, is transmitted to the shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MuniYield Fund, Inc.


TO OUR SHAREHOLDERS


For the year ended October 31, 1999, the Common Stock of MuniYield Fund, Inc. earned $0.937 per share income dividends, which included earned and unpaid dividends of $0.077. This represents a net annualized yield of 7.10%, based on a month-end per share net asset value of $13.21. Over the same period, the total investment return on the Fund's Common Stock was -9.92%, based on a change in per share net asset value from $16.27 to $13.21, and assuming reinvestment of $1.087 per share ordinary income dividends and $0.506 per share capital gains distributions.

For the six-month period ended October 31, 1999, the total investment return on the Fund's Common Stock was -11.11%, based on a change in per share net asset value from $15.36 to $13.21, and assuming reinvestment of $0.458 per share income dividends.

For the six-month period ended October 31, 1999, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 2.98%; Series B, 3.09%; Series C, 3.59%; Series D, 3.57%; and
Series E, 3.31%.


The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, at October month-end, economic indicators were released suggesting that, despite strong economic and employment growth in the third quarter, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to end the six-month period at approximately 6.15%. During the period, yields on 30-year US Treasury bonds increased over 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose nearly 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.


MuniYield Fund, Inc.
October 31, 1999


The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board in November. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
The volatility that characterized the municipal market during the six months ended October 31, 1999 is in sharp contrast to the relative stability that typified the environment for the prior six months. The degree and suddenness of the decline caught many investors by surprise since few anticipated the extent to which tax-exempt yields would climb relative to their taxable counterparts. Much emphasis was placed on the favorable implications of a sharp reduction in new-issue supply coupled with vigorous retail investor demand. Instead, institutional selling proved to be the market's undoing as both mutual funds and casualty insurers moved aggressively to liquidate tax-exempt holdings. As a consequence, yields on long-term municipal bonds once again approached 100% of Treasury bond yields. For this reason, they represented one of the more compelling values in the fixed-income marketplace.

At the beginning of the six-month period, our investment outlook called for a fairly stable interest rate environment. We reduced our cash reserve position on the expectation that an income-oriented approach would generate the most favorable return. While we achieved modest success through the use of selective hedging strategies, hindsight suggests that Fund performance would have benefited from a more consistent and prolonged defensive strategy designed to preserve unrealized gains from last year's market rally. More recently, with long-term interest rates at their highest level in over two years, our efforts have turned to seeking to limit tax liabilities through a program designed to offset existing capital gains with the realization of losses incurred in recent months.

Despite the volatility experienced on longer-dated maturities, our cost of borrowing remained far more stable as short-term tax-exempt interest rates fluctuated within a relatively narrow range. Since this occurred in the midst of a restrictive monetary policy, the resiliency of this incremental yield pick up remains one of the more attractive aspects of MuniYield Fund, Inc. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leverage, see page 4 of this report to shareholders.)


MuniYield Fund, Inc.
October 31, 1999


We are comfortable with the Fund's current position given the absolute level of long-term interest rates as well as the inherent value in the tax-exempt sector. Economic fundamentals point to a modestly slower pace of economic growth with no solid evidence of a broad-based pickup in inflation. Investors' increased level of comfort with Federal Reserve Board policy combined with a favorable seasonal outlook for municipal bonds suggest that a more constructive outlook may soon be warranted.


In Conclusion
We appreciate your ongoing interest in MuniYield Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager




December 7, 1999



MuniYield Fund, Inc.
October 31, 1999


PROXY RESULTS
During the six-month period ended October 31, 1999, MuniYield Fund,
Inc.'s Common Stock shareholders voted on the following proposal.
Proposal 1 was approved at a shareholders' meeting on May 27, 1999.
A description of the proposal and number of shares voted are as follows:
                                                                            Shares       Shares Voted    Shares Voted
                                                                          Voted For        Against         Abstain
1. To approve an amendment to the Articles Supplementary of the Fund.     20,296,494      1,159,359       1,008,686

During the six-month period ended October 31, 1999, MuniYield Fund,
Inc.'s Preferred Stock shareholders (Series A, B, C, D and E) voted on the following proposal. Proposal 1 was approved at a shareholders' meeting on May 27, 1999. A description of the proposal and number of shares voted are as follows:

                                                                            Shares       Shares Voted    Shares Voted
                                                                          Voted For        Against         Abstain
1. To approve an amendment to the Articles Supplementary
   of the Fund as follows:                    Series A                       809              207              81
                                              Series B                       386               23               1
                                              Series C                       353                6               0
                                              Series D                     1,452               28               4
                                              Series E                     2,146              458             132


MuniYield Fund, Inc.
October 31, 1999


THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



MuniYield Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS                                                                               (in Thousands)
                S&P     Moody's    Face                                                                         Value
State         Ratings   Ratings   Amount                         Issue                                        (Note 1a)
Alabama--1.0%   AA-     Aa3      $ 8,000  Birmingham, Alabama, Water and Sewer Revenue Refunding
                                          Bonds, Series A, 4.75% due 1/01/2029                                  $  6,471
                A1      VMIG1++    1,100  Columbia, Alabama, IDB, PCR, Refunding (Alabama Power
                                          Company Project), VRDN, Series C, 3.55% due 10/01/2022 (a)               1,100

Alaska--1.5%    NR*     NR*       10,050  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                          (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024                10,089
                                          Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                          (Exxon Pipeline Company Project), VRDN (a):
                A1+     VMIG1++    1,000     Series A, 3.50% due 12/01/2033                                        1,000
                A1+     VMIG1++      500     Series B, 3.50% due 12/01/2033                                          500

Arizona--4.9%   AAA     Aaa        3,400  Arizona State Wastewater Management Authority, Wastewater
                                          Treatment Final Assessment Revenue Bonds, Series A, 5.60%
                                          due 7/01/2012 (c)                                                        3,428
                                          Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                          Refunding (Public Service Company of New Mexico Project),
                                          Series A:
                BBB-    Baa3       5,475     5.75% due 11/01/2022                                                  4,866
                BBB-    Baa3       9,000     6.30% due 12/01/2026                                                  8,547
                                          Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                          (America West Airlines Inc. Project), AMT:
                NR*     B1         8,000     6.25% due 6/01/2019                                                   7,371
                NR*     B1         5,300     6.30% due 4/01/2023                                                   4,885
                B       B2         7,950  Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                          (Tucson Electric Power Company Project), Series B, 6% due
                                          9/01/2029                                                                7,113

California                                Anaheim, California, Public Financing Authority, Lease Revenue
--9.1%                                    Bonds (Public Improvements Project), Sub-Series C (i):
                AAA     Aaa       14,000     5.95%** due 9/01/2036                                                 1,473
                AAA     Aaa       16,080     5.65%** due 3/01/2037                                                 1,640
                NR*     A2        15,000  California Health Facilities Finance Authority Revenue Bonds
                                          (Cedars-Sinai Medical Center), Series A, 6.25% due 12/01/2034           14,785
                AAA     Aaa        8,500  California State, GO, 4.50% due 12/01/2024 (h)                           6,782
                AA-     Aa3        5,000  California State, GO, Refunding, 4.75% due 4/01/2029                     4,071
                AAA     Aaa       10,600  California State University and Colleges, Student Union Revenue
                                          Bonds (Chico), Series B, 4.375% due 11/01/2028 (e)                       8,139


PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes



MuniYield Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                   (in Thousands)
                S&P     Moody's    Face                                                                         Value
State         Ratings   Ratings   Amount                         Issue                                        (Note 1a)
California                                Foothill/Eastern Corridor Agency, California, Toll Road Revenue
(concluded)                               Bonds, Senior Lien, Series A (m):
                BBB-    Aaa      $34,165     6.33%** due 1/01/2020                                              $ 10,286
                BBB-    Aaa       20,245     6.24%** due 1/01/2021                                                 5,732
                BBB-    Aaa       15,000     6.25%** due 1/01/2022                                                 3,992
                                          Foothill/Eastern Corridor Agency, California, Toll Road Revenue
                                          Bonds, Series A (i):
                AAA     Aaa       10,000     5.75%** due 1/01/2018                                                 3,421
                AAA     Aaa       10,000     5.791%** due 1/01/2020                                                3,011
                AAA     Aaa       10,000     5.788%** due 1/01/2021                                                2,831
                AAA     Aaa       10,000     5.783%** due 1/01/2022                                                2,662

Colorado--2.6%                            Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                          Series D:
                BBB+    Aaa          700     7.75% due 11/15/2001 (b)                                                760
                BBB+    Baa1       8,000     7.75% due 11/15/2013                                                  9,385
                NR*     NR*        5,000  Denver, Colorado, Urban Renewal Authority, Tax Increment
                                          Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016                      5,467
                                          Metropolitan Football Stadium District, Colorado, Sales Tax
                                          Revenue Bonds, Series A (e):
                AAA     Aaa        3,700     5.22%** due 1/01/2011                                                 1,979
                AAA     Aaa        2,000     5.30%** due 1/01/2012                                                 1,000
                                          Mountain Village Metropolitan District, Colorado, San Miguel
                                          County, GO, Refunding:
                NR*     NR*          240     7.95% due 12/01/2002 (b)                                                266
                NR*     NR*          945     7.95% due 12/01/2003                                                    992

Connecticut     BB-     Ba1       27,750  Connecticut State Development Authority, PCR, Refunding
--3.7%                                    (Connecticut Light & Power Company), Series A, 5.85% due
                                          9/01/2028                                                               25,361
                NR*     B1         2,445  New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                          Corporation Project), 9.25% due 5/01/2017                                2,599

District of     A1+     VMIG1++    1,000  District of Columbia, GO (General Fund Recovery), VRDN,
Columbia--0.1%                            Series B-2, 3.55% due 6/01/2003 (a)                                      1,000

Florida--1.7%   NR*     Aaa       10,000  Hillsborough County, Florida, School Board, COP, RITR, Series 31,
                                          6.82% due 7/01/2021 (e)(k)                                               8,585
                A1+     VMIG1++    4,600  Saint Lucie County, Florida, PCR, Refunding (Florida Power and
                                          Light Company Project), VRDN, 3.50% due 1/01/2026 (a)                    4,600

Georgia--1.6%   AAA     Aaa        1,000  Burke County, Georgia, Development Authority, PCR, Refunding
                                          (Georgia Power Company Plant--Vogtle), 2nd Series, 5.25% due
                                          5/01/2034 (c)                                                              872
                AA      Aa2        2,000  De Kalb County, Georgia, Water and Sewer Revenue Bonds, 5%
                                          due 10/01/2024                                                           1,731
                BBB-    Baa2      10,700  Effingham County, Georgia, Development Authority, Solid Waste
                                          Disposal Revenue (Fort James Project), AMT, 5.625% due 7/01/2018         9,510

Idaho--0.4%     AA      NR*        2,875  Idaho Housing Agency, Revenue Refunding Bonds, S/F Mortgage,
                                          AMT, Senior Series C-2, 7.15% due 7/01/2023                              2,957

Illinois--3.4%  NR*     Aaa        3,060  Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B,
                                          7.625% due 9/01/2027 (f)(g)(l)                                           3,372
                                          East Chicago, Indiana, Solid Waste Disposal Revenue Bonds
                                          (USG Corporation Project), AMT:
                BBB+    Baa3       4,750     5.50% due 9/01/2028                                                   3,997
                BBB+    Baa2       3,500     6.375% due 8/01/2029                                                  3,307



MuniYield Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                   (in Thousands)
                S&P     Moody's    Face                                                                         Value
State         Ratings   Ratings   Amount                         Issue                                        (Note 1a)
Illinois        BBB     Baa1     $ 2,750  Illinois Development Finance Authority, PCR, Refunding (Illinois
(concluded)                               Power Company Project), Series A, 7.375% due 7/01/2021                $  2,976
                NR*     NR*        2,500  Illinois Educational Facilities Authority, Revenue Refunding
                                          Bonds (Chicago Osteopathic Health System), 7.25% due
                                          11/15/2019 (b)                                                           2,846
                BBB-    NR*        8,000  Metropolitan Pier and Exposition Authority, Illinois, Hospitality
                                          Facilities Revenue Bonds (McCormick Place Convention Center),
                                          7% due 7/01/2026 (m)                                                     9,102

Indiana--0.2%   A1      VMIG1++    1,500  Jasper County, Indiana, PCR, Refunding (Northern Indiana
                                          Public Service), VRDN, Series C, 3.50% due 4/01/2019 (a)                 1,500

Kentucky--0.6%  BBB-    Baa3         500  Kenton County, Kentucky, Airport Board, Airport Revenue Bonds
                                          (Special Facilities-Delta Airlines Project), AMT, Series A, 6.125%
                                          due 2/01/2022                                                              469
                NR*     NR*        4,000  Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                          (TJ International Project), AMT, 7% due 6/01/2024                        4,124

Louisiana--5.9% A1+     P1         4,000  East Baton Rouge Parish, Louisiana, PCR, Refunding (Exxon
                                          Project), VRDN, 3.45% due 3/01/2022 (a)                                  4,000
                NR*     A3        20,000  Lake Charles, Louisiana, Harbor and Terminal District, Port
                                          Facilities Revenue Refunding Bonds (Trunkline Long Company
                                          Project), 7.75% due 8/15/2022                                           21,869
                CC      NR*       20,000  Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                          Company Project), 6.50% due 1/01/2017                                   19,000

Maryland--1.0%  NR*     NR*        7,050  Maryland State Energy Financing Administration, Limited
                                          Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                          AMT, 7.40% due 9/01/2019                                                 7,357

Massachusetts   AAA     Aaa        2,500  Boston, Massachusetts, Water and Sewer Commission Revenue
--3.0%                                    Bonds, Senior-Series D, 5% due 11/01/2028 (h)                            2,128
                BBB+    A3         2,500  Massachusetts State Development Finance Agency, Revenue
                                          Refunding Bonds (Boston University), Series P, 5.45% due
                                          5/15/2059                                                                2,161
                AAA     Aaa        2,000  Massachusetts State Health and Educational Facilities Authority
                                          Revenue Bonds (Northeastern University), Series I, 5% due
                                          10/01/2029 (e)                                                           1,699
                NR*     Ba2        5,220  Massachusetts State Health and Educational Facilities Authority,
                                          Revenue Refunding Bonds (Bay Cove Human Services Issue),
                                          Series A, 5.90% due 4/01/2028                                            4,533
                BBB     NR*        4,350  Massachusetts State Industrial Financial Agency, Resource
                                          Recovery Revenue Refunding Bonds (Ogden Haven Hill Project),
                                          AMT, Series A, 5.60% due 12/01/2019                                      3,802
                                          Massachusetts State Turnpike Authority, Metropolitan Highway
                                          System, Revenue Refunding Bonds, Senior-Series A (e):
                AAA     Aaa        6,350     5% due 1/01/2027                                                      5,428
                AAA     Aaa        3,250     5% due 1/01/2037                                                      2,707

Michigan--1.3%  BBB     Ba1        1,000  Michigan State Strategic Fund, Limited Obligation Revenue
                                          Bonds (Waste Management Inc. Project), AMT, 6.625% due
                                          12/01/2012                                                               1,007
                NR*     Aaa       10,000  Wayne Charter County, Michigan, Airport Revenue Bonds, RIB,
                                          AMT, Series 68, 6.845% due 12/01/2017 (e)(k)                             8,457


MuniYield Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                   (in Thousands)
                S&P     Moody's    Face                                                                         Value
State         Ratings   Ratings   Amount                         Issue                                        (Note 1a)
Minnesota--0.3% AA      Aa2      $ 2,465  Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT,
                                          Series A, 7.05% due 7/01/2022                                         $  2,514

Mississippi     A       A2        18,000  Lowndes County, Mississippi, Solid Waste Disposal and PCR,
--2.5%                                    Refunding (Weyerhaeuser Company Project), Series A, 6.80% due
                                          4/01/2022                                                               19,184

Missouri--0.7%  AAA     NR*        4,675  Missouri State Housing Development Commission, S/F Mortgage
                                          Revenue Bonds, Homeownership, AMT, Series B, 7.55% due
                                          9/01/2027 (f)(g)                                                         4,964

Nevada--0.4%    BBB     NR*        3,500  Clark County, Nevada, IDR, Refunding (Nevada Power Company
                                          Project), AMT, Series B, 5.90% due 10/01/2030                            3,073

New Jersey      BBB-    NR*        3,000  New Jersey EDA, Revenue Bonds, First Mortgage (Fellowship
--4.0%                                    Village Project), Series C, 5.50% due 1/01/2028                          2,522
                                          New Jersey EDA, Special Facility Revenue Bonds (Continental
                                          Airlines Inc. Project), AMT:
                BB      Ba2        7,530     6.25% due 9/15/2019                                                   7,128
                BB      Ba2       10,000     5.50% due 4/01/2028                                                   8,450
                BB      Ba2       13,000     6.25% due 9/15/2029                                                  12,105

New Mexico      A1+     P1         1,100  Farmington, New Mexico, PCR, Refunding (Arizona Public Service
--3.0%                                    Company), VRDN, Series A, 3.55% due 5/01/2024 (a)                        1,100
                NR*     Baa3      10,000  Farmington, New Mexico, PCR, Refunding (Public Service
                                          Company), Series A, 5.80% due 4/01/2022                                  8,904
                NR*     Baa3      14,500  Farmington, New Mexico, PCR, Series B, 5.80% due 4/01/2022              12,911

New York        AAA     Aaa        3,075  Dutchess County, New York, Resource Recovery Agency Revenue
--12.9%                                   Bonds (Solid Waste System-Forward), Series A, 5.25% due
                                          1/01/2011 (e)                                                            3,014
                A1+     VMIG1++    1,200  Long Island Power Authority, New York, Electric System Revenue
                                          Bonds, VRDN, Sub-Series 5, 3.50% due 5/01/2033 (a)                       1,200
                AAA     Aaa       17,750  Long Island Power Authority, New York, Electric System Revenue
                                          Refunding Bonds, Series A, 5.50% due 12/01/2029 (e)                     16,427
                NR*     Aaa        5,595  Metropolitan Transportation Authority, New York, Commuter
                                          Facilities Revenue Bonds, RITR, Series 9, 8.22% due
                                          7/01/2006 (b)(h)(k)                                                      6,518
                AAA     Aaa       22,430  Metropolitan Transportation Authority, New York, Commuter
                                          Facilities Revenue Refunding Bonds, Series B, 4.75% due
                                          7/01/2026 (h)                                                           18,362
                AAA     Aaa       10,000  Metropolitan Transportation Authority, New York, Transportation
                                          Facilities Revenue Refunding Bonds, Series C, 4.75% due
                                          7/01/2016 (i)                                                            8,589
                NR*     A          5,500  New York City, New York, City IDA, Special Facilities Revenue
                                          Bonds, RITR, AMT, Series RI-6, 7.995% due 1/01/2024 (k)                  5,478
                AA      Aa3       11,500  New York City, New York, City Transitional Finance Authority
                                          Revenue Bonds, Future Tax Secured, Series C, 5% due 5/01/2029            9,737
                                          New York City, New York, GO, Refunding, Series B(b):
                A-      A3         1,150     7.75% due 2/01/2002                                                   1,247
                A-      A3         1,555     7.75% due 2/01/2002                                                   1,687
                A-      Aaa          385  New York City, New York, GO, Series C, Sub-Series C-1, 7.50% due
                                          8/01/2002 (b)                                                              421
                AAA     Aaa        2,545  New York State Dormitory Authority, Revenue Refunding Bonds
                                          (Hamilton College), 4.75% due 7/01/2017 (e)                              2,179
                NR*     Aa1       17,525  New York State Environmental Facilities Corporation, PCR,
                                          Refunding, RITR, Series RI-1, 7.645% due 6/15/2014 (k)                  17,876
                AA-     A1         5,000  Port Authority of New York and New Jersey, Consolidated Revenue
                                          Bonds, 93rd Series, 6.125% due 6/01/2094                                 5,118


MuniYield Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                   (in Thousands)
                S&P     Moody's    Face                                                                         Value
State         Ratings   Ratings   Amount                         Issue                                        (Note 1a)
Ohio--5.6%      NR*     A2       $ 2,500  Butler County, Ohio, Hospital Facilities Revenue Refunding and
                                          Improvement Bonds (Middletown Hospital), 5% due 11/15/2028            $  1,989
                NR*     Baa3       5,500  Franklin County, Ohio, Hospital Revenue Bonds (Doctors Ohio
                                          Health Corp.), Series A, 5.60% due 12/01/2028                            4,616
                                          Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                          Project), AMT:
                BBB+    Baa2      17,000     5.60% due 8/01/2032                                                  14,421
                BBB+    Baa2      15,000     5.65% due 3/01/2033                                                  12,883
                AA+     Aa1        7,000  Orange, Ohio, City School District, GO, 5% due 12/01/2023                6,130
                AAA     Aaa        2,405  Toledo, Ohio, Sewer System Revenue Refunding & Improvement
                                          Bonds, Mortgage, 4.75% due 11/15/2017 (e)                                2,074

Oklahoma--0.5%  AAA     NR*        3,250  Holdenville, Oklahoma, Industrial Authority, Correctional Facility
                                          Revenue Bonds, 6.70% due 7/01/2006 (b)(j)                                3,575

Oregon--1.5%    AAA     Aaa       14,000  Oregon Health Sciences University Revenue Refunding Bonds,
                                          Series A, 5.16%** due 7/01/2021 (e)                                      3,896
                AAA     Aaa        3,500  Port of Portland, Oregon, Airport Revenue Bonds (Portland
                                          International Airport), Series A, 5.50% due 7/01/2024 (c)                3,284
                NR*     Aaa        5,000  Portland, Oregon, Sewer System Revenue Refunding Bonds, RIB,
                                          Series 134, 6.17% due 6/01/2014 (h)(k)                                   4,257

Pennsylvania    A       NR*        2,975  Berks County, Pennsylvania, Municipal Authority, College
--7.6%                                    Revenue Refunding Bonds (Alvernia College Project), 6% due
                                          11/15/2018                                                               2,909
                                          Chester County, Pennsylvania, Health and Education Facilities
                                          Authority Revenue Bonds (Devereux Foundation):
                A-      NR*        2,000     6% due 11/01/2019                                                     1,919
                A-      NR*        2,000     6% due 11/01/2029                                                     1,871
                A1+     VMIG1++    1,000  Geisinger Authority, Pennsylvania, Health System Revenue
                                          Refunding Bonds (Penn State-Geisinger Health), VRDN, Series B,
                                          3.50% due 8/15/2028 (a)                                                  1,000
                                          Pennsylvania Convention Center Authority, Revenue Refunding
                                          Bonds, Series A:
                BBB     Baa        9,675     6.70% due 9/01/2014                                                  10,264
                BBB     Baa        5,000     6.75% due 9/01/2019                                                   5,306
                NR*     NR*        5,000  Pennsylvania Economic Development Financing Authority,
                                          Exempt Facilities Revenue Bonds (National Gypsum Company),
                                          AMT, Series A, 6.25% due 11/01/2027                                      4,746
                AA+     Aa2        5,250  Pennsylvania HFA, S/F Mortgage Refunding Bonds, AMT,
                                          Series 42, 6.85% due 4/01/2025                                           5,463
                AAA     Aaa       16,270  Pennsylvania State Higher Educational Facilities Authority,
                                          Health Services Revenue Refunding Bonds (Allegheny Delaware
                                          Valley Obligation), Series C, 5.875% due 11/15/2016 (e)                 15,998
                                          Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                          Commercial Development:
                NR*     NR*        3,650     (Days Inn), Series B, 6.50% due 10/01/2027                            3,625
                NR*     NR*        3,000     (Doubletree), Series A, 6.50% due 10/01/2027                          2,979
                AAA     Aaa        2,000  Southeastern Pennsylvania Transportation Authority,
                                          Pennsylvania, Special Revenue Bonds, Series A, 4.75% due
                                          3/01/2024 (h)                                                            1,653

South Carolina  BBB+    A3         2,500  Richland County, South Carolina, PCR, Refunding (Union Camp
--0.6%                                    Corporation Project), Series C, 6.55% due 11/01/2020                     2,510
                NR*     NR*        2,135  South Carolina Jobs EDA, Health Facilities Revenue Refunding
                                          Bonds (First Mortgage--Lutheran Homes), 5.70% due 5/01/2026              1,810


MuniYield Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                   (in Thousands)
                S&P     Moody's    Face                                                                         Value
State         Ratings   Ratings   Amount                         Issue                                        (Note 1a)
South           BBB+    Baa3     $   900  South Dakota State Health and Educational Facilities Authority,
Dakota--0.1%                              Revenue Refunding Bonds (Prairie Lakes), 7.25% due 4/01/2022          $    960

Tennessee--1.1% NR*     NR*        3,000  Hardeman County, Tennessee, Correctional Facilities Corporation
                                          Revenue Bonds, 7.75% due 8/01/2017                                       3,156
                AA      Aa3        5,630  Metropolitan Government, Nashville and Davidson County,
                                          Tennessee, Electric Revenue Bonds, Series A, 5.20% due 5/15/2023         4,988

Texas--6.5%     AA-     Aa3        5,000  Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                          Disposal Facility Revenue Bonds (E. I. du Pont de Nemours and
                                          Company Project), AMT, 6.40% due 4/01/2026                               5,058
                A1+     VMIG1++    3,550  Gulf Coast Waste Disposal Authority, Texas, PCR, Refunding
                                          (Amoco Oil Company Project), VRDN, 3.50% due 10/01/2017 (a)              3,550
                A1+     NR*          700  Harris County, Texas, Health Facilities Development Corporation,
                                          Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                          3.55% due 12/01/2025 (a)                                                   700
                                          Houston, Texas, Airport System Revenue Bonds (Special
                                          Facilities--Continental Airlines), AMT:
                BB      Ba1       10,300     Series B, 6.125% due 7/15/2017                                        9,609
                BB      Ba1        9,200     Series C, 6.125% due 7/15/2027                                        8,439
                BB      Ba1        5,575     Series C, 5.70% due 7/15/2029                                         4,802
                AAA     Aaa        2,750  Houston, Texas, Water and Sewer System Revenue Refunding
                                          Bonds, Junior Lien, Series D, 6.125% due 12/01/2029 (e)                  2,722
                AAA     Aaa        5,000  Keller, Texas, Independent School District, GO, Refunding, 5%
                                          due 8/15/2030                                                            4,215
                                          San Antonio, Texas, Electric and Gas Revenue Refunding Bonds:
                NR*     Aa1        8,500     RIB, Series 76, 6.645% due 2/01/2015 (k)                              7,397
                AA      Aa1        2,000     Series A, 4.50% due 2/01/2021                                         1,603
                AAA     Aaa        1,000  Texas Technology University Revenue Refunding and Improvement
                                          Bonds, Financing System, 6th Series, 5% due 2/15/2029 (c)                  847

Utah--0.6%      NR*     NR*        3,900  Carbon County, Utah, Solid Waste Disposal Revenue Refunding
                                          Bonds (Laidlaw Environmental), AMT, Series A, 7.45% due
                                          7/01/2017                                                                4,063
                AAA     NR*          635  Utah State, HFA, S/F Mortgage Revenue Bonds, AMT,
                                          Senior-Series E-2, 7.15% due 7/01/2024 (d)                                 651

Virginia--8.3%  NR*     NR*        7,030  Dulles Town Center Community Development Authority, Virginia,
                                          Special Assessment Tax (Dulles Town Center Project), 6.25% due
                                          3/01/2026                                                                6,640
                AA      Aa2        8,815  Fairfax County, Virginia, Water Authority, Revenue Refunding
                                          Bonds, 6% due 4/01/2022                                                  8,827
                NR*     NR*        8,650  Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                          (Port Facility--Zeigler Coal), 6.90% due 5/02/2022                       8,363
                NR*     NR*        1,000  Pittsylvania County, Virginia, IDA Revenue Bonds, Exempt-
                                          Facility, AMT, Series A, 7.55% due 1/01/2019                             1,050
                                          Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                          Bonds:
                BBB-    Baa3      16,600     Senior Series A, 5.50% due 8/15/2028                                 14,201
                BBB-    Baa3      24,600     Senior Series B, 5.90%** due 8/15/2019                                6,387
                BBB-    Baa3      48,400     Senior Series B, 5.90%** due 8/15/2030                                5,852
                BBB-    Baa3      70,500     Senior Series B, 5.95%** due 8/15/2035                                6,048
                AA+     Aa1        5,125  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                          Series A, 7.10% due 1/01/2025                                            5,245


MuniYield Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                   (in Thousands)
                S&P     Moody's    Face                                                                         Value
State         Ratings   Ratings   Amount                         Issue                                        (Note 1a)
West            NR*     NR*      $ 3,000  Upshur County, West Virginia, Solid Waste Disposal Revenue
Virginia--0.4%                            Bonds (TJ International Project), AMT, 7% due 7/15/2025               $  3,182

Wisconsin--0.7% AAA     Aaa        6,000  Wisconsin Center District, Wisconsin, Tax Revenue Refunding
                                          Bonds, Junior Dedicated, 5.25% due 12/15/2027 (i)                        5,355

Wyoming--0.2%   NR*     VMIG1++    1,300  Uinta County, Wyoming, PCR, Refunding (Chevron USA Inc.
                                          Project), VRDN, 3.50% due 12/01/2022 (a)                                 1,300


Total Investments (Cost--$787,865)--99.5%                                                                        752,196

Other Assets Less Liabilities--0.5%                                                                                3,834
                                                                                                                --------
Net Assets--100.0%                                                                                              $756,030
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(b)Prerefunded.
(c)AMBAC Insured.
(d)FHA Insured.
(e)MBIA Insured.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)FGIC Insured.
(i)FSA Insured.
(j)Connie Lee Insured.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(l)FHLMC Collateralized.
(m)Escrowed to maturity.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.
 Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.



QUALITY PROFILE


The quality ratings of securities in the Fund as of October 31, 1999 were as follows:
                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                                26.4%
AA/Aa                                  12.6
A/A                                    10.3
BBB/Baa                                21.9
BB/Ba                                  10.6
B/B                                     2.9
CC/Ca                                   2.5
NR (Not Rated)                          9.3
Other++                                 3.0


[FN]
++Temporary investments in short-term municipal securities.


MuniYield Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION
Statement of Assets, Liabilities and Capital as of October 31, 1999
Assets:             Investments, at value (identified cost--$787,864,702) (Note 1a)                         $752,196,452
                    Cash                                                                                         906,499
                    Receivables:
                      Securities sold                                                      $ 16,958,575
                      Interest                                                               11,879,395       28,837,970
                                                                                           ------------
                    Prepaid expenses and other assets                                                             23,883
                                                                                                            ------------
                    Total assets                                                                             781,964,804
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   24,690,450
                      Dividends to shareholders (Note 1e)                                       750,303
                      Investment adviser (Note 2)                                               367,873       25,808,626
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       125,845
                                                                                                            ------------
                    Total liabilities                                                                         25,934,471
                                                                                                            ------------

Net Assets:         Net assets                                                                              $756,030,333
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (10,000 shares
                      of AMPS*issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $250,000,000
                      Common Stock, par value $.10 per share (38,317,103 shares
                      issued and outstanding)                                              $  3,831,710
                    Paid-in capital in excess of par                                        538,873,283
                    Undistributed investment income--net                                     10,014,289
                    Accumulated distributions in excess of realized capital gains on
                    investments--net (Note 1e)                                              (11,020,699)
                    Unrealized depreciation on investments--net                             (35,668,250)
                                                                                           ------------
                    Total--Equivalent to $13.21 net asset value per share
                    of Common Stock (market price--$12.875)                                                  506,030,333
                                                                                                            ------------
                    Total capital                                                                           $756,030,333
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniYield Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1999
Investment Income   Interest and amortization of premium and discount earned                                $ 47,925,885
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  4,104,482
                    Commission fees (Note 4)                                                    632,194
                    Transfer agent fees                                                         191,848
                    Accounting services (Note 2)                                                103,026
                    Professional fees                                                            85,554
                    Custodian fees                                                               59,314
                    Directors' fees and expenses                                                 41,940
                    Printing and shareholder reports                                             41,167
                    Listing fees                                                                 34,780
                    Pricing fees                                                                 18,541
                    Other                                                                        36,809
                                                                                           ------------
                    Total expenses                                                                             5,349,655
                                                                                                            ------------
                    Investment income--net                                                                    42,576,230
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (545,814)
Unrealized Loss on  Change in unrealized appreciation/depreciation on
Investments--Net    investments--net                                                                         (89,396,899)
(Notes 1b, 1d & 3):                                                                                         ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $(47,366,483)
                                                                                                            ============


                    See Notes to Financial Statements.



MuniYield Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                             1999             1998
Operations:         Investment income--net                                                 $ 42,576,230     $ 44,789,520
                    Realized gain (loss) on investments--net                                   (545,814)      30,241,513
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (89,396,899)     (12,286,231)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                              (47,366,483)       62,744,802
                                                                                           ------------     ------------
Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (36,119,916)     (36,306,077)
Shareholders          Preferred Stock                                                        (6,368,964)      (6,658,668)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                          (14,409,079)      (9,726,657)
                      Preferred Stock                                                        (1,619,668)      (3,428,543)
                    In excess of realized gain on investments--net:
                      Common Stock                                                           (9,906,186)              --
                      Preferred Stock                                                        (1,113,516)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (69,537,329)     (56,119,945)
                                                                                           ------------     ------------
Capital Stock       Value of shares issued to Common Stock shareholders
Transactions        in reinvestment of dividends and distributions                           11,711,691        8,278,056
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                (105,192,121)      14,902,913
                    Beginning of year                                                       861,222,454      846,319,541
                                                                                           ------------     ------------
                    End of year*                                                           $756,030,333     $861,222,454
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1f)                         $ 10,014,289     $  9,925,942
                                                                                           ============     ============

                    See Notes to Financial Statements.




MuniYield Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997       1996       1995
Per Share           Net asset value, beginning of year                $  16.27   $  16.09  $  15.68  $  15.47   $  14.35
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.12       1.19      1.24      1.26       1.27
                    Realized and unrealized gain (loss) on
                    investments--net                                     (2.34)       .49       .65       .23       1.34
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (1.22)      1.68      1.89      1.49       2.61
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.95)      (.97)    (1.00)    (1.04)     (1.00)
                      Realized gain on investments--net                   (.38)      (.26)     (.22)       --       (.22)
                      In excess of realized gain on
                      investments--net                                    (.27)        --      (.01)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                   (1.60)     (1.23)    (1.23)    (1.04)     (1.22)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.17)      (.18)     (.20)     (.24)      (.23)
                        Realized gain on investments--net                 (.04)      (.09)     (.05)       --       (.04)
                        In excess of realized gain on
                        investments--net                                  (.03)        --        --++++    --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.24)      (.27)     (.25)     (.24)      (.27)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  13.21   $  16.27  $  16.09  $  15.68   $  15.47
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $ 12.875   $ 16.875  $ 15.875  $ 14.875   $ 14.375
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                    (15.35%)    14.74%    15.56%    10.88%     29.76%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                  (9.92%)     9.15%    11.11%     8.61%     18.00%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses**                                      .93%       .89%      .91%      .92%       .96%
Average Net Assets                                                    ========   ========  ========  ========   ========
Of Common Stock:    Total investment income--net**                       7.42%      7.43%     7.81%     8.06%      8.67%
                                                                      ========   ========  ========  ========   ========
                    Amount of dividends to Preferred Stock
                    shareholders                                         1.11%      1.10%     1.28%     1.57%      1.54%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                         6.31%      6.33%     6.53%     6.49%      7.13%
                                                                      ========   ========  ========  ========   ========

Ratios Based        Total expenses                                        .65%       .63%      .64%      .64%       .66%
On Total Average                                                      ========   ========  ========  ========   ========
Net Assets:++**     Total investment income--net                         5.17%      5.26%     5.48%     5.64%      5.91%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock shareholders            2.55%      2.66%     3.02%     3.63%      3.34%
Average Net                                                           ========   ========  ========  ========   ========
Assets Of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of year (in thousands)                        $506,030   $611,222  $596,320  $581,124   $573,400
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $250,000   $250,000  $250,000  $250,000   $250,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  78.42%     91.63%   111.45%    96.74%     52.99%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,024   $  3,445  $  3,385  $  3,324   $  3,294
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    588   $    694  $    747  $    894   $    887
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    595   $    687  $    751  $    897   $    850
Outstanding:                                                          ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    687   $    643  $    763  $    998   $    827
                                                                      ========   ========  ========  ========   ========
                    Series D--Investment income--net                  $    694   $    637  $    762  $    888   $    897
                                                                      ========   ========  ========  ========   ========
                    Series E--Investment income--net                  $    627   $    656  $    752  $    875   $    759
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Includes Common and Preferred Stock average net assets.
                ++++Amount is less than $.01 per share.


                    See Notes to Financial Statements.



MuniYield Fund, Inc.
October 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


MuniYield Fund, Inc.
October 31, 1999


(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $997 have been reclassified between accumulated distributions in excess of net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $639,077,359 and $629,384,170, respectively.

Net realized gains (losses) for the year ended October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:

                                     Realized    Unrealized
                                  Gains (Losses)    Losses

Long-term investments             $(3,472,553)  $(35,668,250)
Financial futures contracts         2,926,739             --
                                  -----------   ------------
Total                             $  (545,814)  $(35,668,250)
                                  ===========   ============

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $35,675,252, of which $12,957,014 related to appreciated securities and $48,632,266 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $787,871,704.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 increased by 742,979 and 512,710, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1999 were as follows: Series A, 3.40%; Series B, 3.60%; Series C, 3.45%, Series D, 3.45%; and Series E, 3.25%.

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $235,465 as commissions.


MuniYield Fund, Inc.
October 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)


5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $6,930,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.077000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Fund, Inc. as of October 31, 1999, the related statement of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Fund, Inc. as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte &Touche LLP
Princeton, New Jersey
December 10, 1999
</AUDIT-REPORT>



MuniYield Fund, Inc.
October 31, 1999


IMPORTANT TAX INFORMATION (unaudited)
All of the net investment income distributions paid by MuniYield
Fund, Inc. during its taxable year ended October 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.
Additionally, the following table summarizes the taxable
distributions paid by the Fund during the year:
                                                          Payable          Ordinary         Long-Term
                                                           Date             Income        Capital Gains*
Common Stock Shareholders                                12/30/98           $.140334         $.505848

Preferred Stock Shareholders:      Series A              11/04/98             --             $99.43
                                                         12/02/98           $41.11           $57.11
                                                         12/30/98           $42.00           $58.34
                                                          1/27/99           $12.98           $28.22

                                   Series B              11/12/98           $30.36           $73.54
                                                         12/09/98           $28.23           $70.51
                                                          1/06/99           $29.02           $76.29
                                                          2/03/99           $ 9.94           $33.90

                                   Series C              11/25/98           $44.32           $54.42
                                                         12/23/98           $44.40           $58.32
                                                          1/20/99           $ 0.31           $ 4.89

                                   Series D              11/25/98           $45.93           $54.69

                                                         12/23/98           $42.33           $58.39
                                   Series E              11/04/98             --             $23.23
                                                         11/12/98           $10.55           $16.75
                                                         11/18/98           $ 8.58           $13.78
                                                         11/25/98           $ 8.68           $14.06
                                                         12/02/98           $ 7.91           $12.92
                                                         12/09/98           $ 8.29           $13.68
                                                         12/16/98           $ 8.48           $14.18
                                                         12/23/98           $10.10           $17.17
                                                         12/30/98           $ 9.55           $16.65
                                                          1/06/99           $ 8.64           $15.57
                                                          1/13/99           $ 8.54           $16.32
                                                          1/20/99           $ 1.56           $ 4.46

*All of these distributions are subject to the 20% tax rate.

 Please retain this information for your records.


YEAR 2000 ISSUES


Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.